LOSS PER SHARE (Tables)	12 Months Ended
Sep. 30, 2012
Earnings Per Share [Abstract]
Schedule of the computation of basic and diluted loss per share

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Net loss available for common shareholders	$(7,150,712)	$(10,515,124)
Net Loss per share – basic and diluted	$(0.74)	$(1.67)
Weighted average common shares outstanding – basic	9,601,525	6,280,563
Weighted average common shares outstanding – diluted	9,601,525	6,280,563